Income Taxes	12 Months Ended
Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Income Taxes
INCOME TAXES
Income Before Income Taxes. The sources of income from continuing operations before income taxes are:

(dollars in millions)	2015	2014	2013
United States	$2,782	$4,165	$3,065
Foreign	3,685	4,547	4,589
	$6,467	$8,712	$7,654

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of UTC's international subsidiaries. These earnings relate to ongoing operations and were approximately $29 billion as of December 31, 2015. It is not practicable to estimate the amount of tax that might be payable. We intend to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so.
Provision for Income Taxes. The income tax expense (benefit) for the years ended December 31, 2015, 2014 and 2013 consisted of the following components:

(dollars in millions)	2015	2014	2013
Current:
United States:
Federal	$328	$319	$390
State	(37)	38	18
Foreign	1,158	1,484	1,323
	1,449	1,841	1,731
Future:
United States:
Federal	712	421	292
State	109	(23)	44
Foreign	(159)	5	(68)
	662	403	268
Income tax expense	$2,111	$2,244	$1,999
Attributable to items credited (charged) to equity and goodwill	$(114)	$1,535	$(1,661)

Reconciliation of Effective Income Tax Rate. Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2015	2014	2013
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(2.0)%	(3.3)%	(6.2)%
Tax audit settlements	—%	(4.3)%	(0.5)%
Other	(0.4)%	(1.6)%	(2.2)%
Effective income tax rate	32.6%	25.8%	26.1%

The 2015 effective tax rate reflects an unfavorable tax adjustment of $274 million related to the planned repatriation of certain foreign earnings, the majority of which are current year earnings, and a favorable adjustment of approximately $45 million related to a non-taxable gain recorded in the first quarter. France, the U.K. and certain U.S. states enacted tax law changes in the fourth quarter which resulted in a net incremental cost of approximately $68 million in 2015.
The 2014 effective tax rate reflects a favorable tax adjustment of $213 million related to the conclusion of the examination of UTC’s 2009 - 2010 tax years, a favorable tax adjustment of $84 million related to the resolution of disputed tax matters with the Appeals Division of the IRS for UTC’s 2006 - 2008 tax years, a favorable tax impact of $40 million related to the conclusion of the State of Connecticut's review of UTC’s 2010 - 2012 tax years and a favorable tax impact of $34 million related to the conclusion of the Canada Revenue Agency’s examination of the company's research credits claimed in 2006-2012. Also included is a favorable tax adjustment of $175 million associated with management’s decision to repatriate additional high taxed dividends from the current year. These are partially offset by an unfavorable tax adjustment of approximately $265 million related to the 1998 reorganization of the corporate structure of Otis operations in Germany, a matter which is currently in litigation. This is reported in the table above in tax on international activities.
The 2013 effective tax rate reflects a favorable noncash income tax adjustment of approximately $35 million related to the conclusion of the examination of Goodrich's 2009 - 2010 tax years and resolution of a dispute with the IRS for Goodrich's 2001 - 2006 tax years. In addition, the 2013 effective tax rate also reflects a favorable tax impact of $95 million associated with the legislative corporate tax extenders enacted in January 2013, as part of the American Taxpayer Relief Act of 2012, as well as the favorable tax impact of $24 million related to a U.K. tax rate reduction enacted in July 2013.
Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. For the period ended December 31, 2014, future income tax benefits and payables are presented as current and non-current. For the period ended December 31, 2015, UTC has classified all deferred taxes as non-current based on an early adoption of Accounting Standards Update 2015-17. For both periods, future income tax benefits and payables within the same tax paying component of a particular jurisdiction are offset for presentation in the Consolidated Balance Sheet.
The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2015 and 2014 are as follows:

(dollars in millions)	2015	2014
Future income tax benefits:
Insurance and employee benefits	$2,650	$3,033
Other asset basis differences	1,199	369
Other liability basis differences	1,543	1,039
Tax loss carryforwards	528	660
Tax credit carryforwards	872	963
Valuation allowances	(591)	(612)
	$6,201	$5,452
Future income taxes payable:
Other asset basis differences	$5,324	$4,584
Other items, net	531	(124)
	$5,855	$4,460

Future income taxes payable, reflected in the table above, for the years ended December 31, 2015 and 2014, respectively, are reported in accrued liabilities and other long-term liabilities on our Consolidated Balance Sheet.
Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts. The table above reflects reductions in 2014 to tax credit carryforwards and valuation allowances associated with an agreement with a state taxing authority for the monetization of tax credits.
Tax Credit and Loss Carryforwards. At December 31, 2015, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2016-2020	$3	$274
2021-2025	4	127
2026-2035	196	573
Indefinite	668	1,927
Total	$871	$2,901

Unrecognized Tax Benefits. At December 31, 2015, we had gross tax-effected unrecognized tax benefits of $1,169 million, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013 is as follows:

(dollars in millions)	2015	2014	2013
Balance at January 1	$1,089	$1,223	$1,073
Additions for tax positions related to the current year	206	164	113
Additions for tax positions of prior years	99	435	211
Reductions for tax positions of prior years	(101)	(47)	(41)
Settlements	(124)	(686)	(133)
Balance at December 31	$1,169	$1,089	$1,223
Gross interest expense related to unrecognized tax benefits	$39	$180	$51
Total accrued interest balance at December 31	$176	$292	$262

Included in the balance at December 31, 2014 is $87 million of tax positions whose tax characterization is highly certain but for which there is uncertainty about the timing of tax return inclusion. Because of the impact of deferred tax accounting, other than interest and penalties, the timing would not impact the annual effective tax rate but could accelerate the payment of cash to the taxing authority to an earlier period.
We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Singapore, South Korea, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2003.
The Examination Division of the Internal Revenue Service is currently auditing UTC tax years 2011 and 2012 as well as pre-acquisition Goodrich tax years 2011 and 2012 through the date of acquisition by UTC, both of which are currently expected to continue beyond the next twelve months.
During 2014, the Company resolved various tax audit, appeal and litigation activity with the IRS, Connecticut Department of Revenue, and French and Canadian taxing authorities resulting in approximately $508 million of primarily noncash tax gains, including pre-tax interest adjustments of $132 million. During 2014, the Company also reached an agreement with a state taxing authority for the monetization of tax credits resulting in a gain of approximately $220 million through Other Income.
During 2013, the Company recognized a predominantly noncash settlement gain of approximately $34 million for interest relating to the closure of IRS audits of UTC through 2005. During 2013, the IRS also completed examination activity of Goodrich tax years 2009 and 2010, prior to its acquisition by UTC, resulting in a noncash settlement gain of approximately $24 million, including $2 million of interest. Additionally, certain litigation regarding the proper timing of deductions taken by Goodrich in its tax years 2001 and 2002, prior to its acquisition by UTC, was resolved in 2013 resulting in recognition of a noncash settlement gain of approximately $25 million, including $12 million of interest.
It is reasonably possible that over the next 12 months the amount of unrecognized tax benefits may change within a range of a net increase of $25 million to a net decrease of $490 million as a result of additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes.
See Note 17, Contingent Liabilities, for discussion regarding uncertain tax positions, included in the above range, related to pending litigation with respect to certain deductions claimed in Germany.